UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 24, 2021

SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5770 Armada Drive, Carlsbad, CA 92008
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

SeaSpine Holdings Corporation (the “Company”), a global medical technology company focused on surgical solutions for the treatment of spinal disorders, is providing an update regarding the expected impact of the COVID-19 pandemic on the Company’s third and fourth quarter and full-year 2021 financial results. Throughout the third quarter of 2021, and most acutely starting in August, spine surgery procedure volumes were negatively impacted in many areas of the United States, including in Florida and Texas, where SeaSpine derives a meaningful portion of its revenue, due to cancellations and/or postponements of procedures as a result of the increased cases and transmissibility of COVID-19 and because hospitals and other surgical centers were experiencing staffing shortages. As a result, at this time, the Company expects its total revenue for the third quarter of 2021 to grow in the mid-single digit range compared to the third quarter of 2020 and in the low-to-mid-teens range compared to the third quarter of 2019.

Because of ongoing uncertainty regarding the duration and severity of COVID-19 and/or staffing shortages on spine surgery procedure volumes throughout the United States, the Company is unable to confirm its prior revenue guidance for the fourth quarter and full-year 2021 at this time. The Company will provide further updates on its third quarter earnings call.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
The risk factor set forth below supplements the Company’s risk factors contained in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC) on March 5, 2021 (the 2020 10-K). The risk factor set forth below should be considered together with the other risk factors described in the 2020 10-K and subsequent filings the Company has made with the SEC under the Securities Exchange Act of 1934, as amended.

Our business, financial condition and results of operations will continue to be materially and adversely impacted in the near-term, and could be materially and adversely impacted in the long-term, by the COVID-19 pandemic.

The COVID-19 pandemic materially and adversely impacted our business and we expect the impact to continue through at least the duration of the pandemic as regions respond to local conditions. To date, the impacts include: the cancellation or postponement of procedures in which our products otherwise could be used; personnel and other resource shortages at hospitals and other centers at which spine surgery procedures in which our products otherwise could be used; disruptions or restrictions on the ability of many of our employees and of third parties on which we rely to work effectively, including because of adherence to governmental orders or recommendations or to internal policies intended to reduce the spread of COVID-19; and temporary closures of our facilities and of the facilities of our customers and suppliers. For example, throughout the third quarter of 2021, and most acutely starting in August, spine surgery procedure volumes have been negatively impacted in many areas of the United States, including in Florida and Texas, where SeaSpine derives a meaningful portion of its revenue, due to cancellations and/or postponements of procedures as a result of the increased cases and transmissibility of COVID-19 and because hospitals and other surgical centers were experiencing staffing shortages. As jurisdictions throughout the world continue to deal with and respond to the pandemic, the degree of the impact of the pandemic may increase in scope or magnitude or we may experience additional material adverse impacts in one or more regions. Any other variant of the virus that causes COVID-19 that causes more infections, spreads faster or causes more severe illness than current or previous variants, other outbreaks of contagious diseases or other adverse public health developments in countries where we operate or where our customers or suppliers are located could also have a material and adverse effect on our business, financial condition and results of operations.

Because of the pandemic, surgeons and their patients were required, and in certain regions continue to be required, or are choosing, particularly in areas with a high or increasing number of cases of COVID-19, to cancel or postpone procedures in which our products otherwise could be used, and many facilities that specialize in the procedures in which our products otherwise could be used temporarily closed or continue to be temporarily closed or operating at reduced hours or are experiencing personnel and other resource constraints and shortages. In addition, even after the pandemic subsides and/or governmental orders no longer prohibit or recommend against performing such procedures, patients may continue to defer such procedures out of concern of being exposed to COVID-19 or for other reasons. Deferrals of elective surgeries could result in delayed product launches if it takes longer than anticipated to collect feedback following an alpha launch. Further, facilities at which our products typically are used may not reopen or, even if they reopen, patients may elect to have procedures performed at facilities that are, or are perceived to be, lower-risk, such as ambulatory surgery centers, and our products may not be approved at such facilities, and we may be unable to have our products approved for use at such facilities on a timely basis, or at all.

The effect of the pandemic on the broader economy could also negatively affect demand for procedures using our products, both in the near- and long-term. For example, as a result of the impact of the pandemic, individuals have lost, and others may lose, access to their private health insurance plan if they have lost or lose their job. Any prolonged economic downturn or recession as a result of the pandemic could result in layoffs of employees and a significant increase in unemployment in the United States and elsewhere, which may continue even after the pandemic is contained. An impact to job status may extend for a prolonged period of time, beyond possible coverage periods through COBRA, or where the cost to maintain coverage may not be affordable to an individual. As most of the patients who use our products rely on third-party payors, including government programs and private health insurance plans, to cover the cost of our products, patients may lose coverage to our products, which may harm our business and results of operations.

Workforce shortages and limitations and travel restrictions resulting from the impacts of COVID-19, including actions taken to contain the spread of COVID-19, have and will continue to adversely affect almost every aspect of our business. As noted above, spine surgery procedure volumes have recently been negatively impacted in many areas of the United States, including in states where we derive a meaningful portion of our revenue, because of hospitals and other surgical centers experiencing staffing shortages. If a significant percentage of the workforce of third parties on which we rely cannot work or cannot dedicate their time and resources to our business matters, including because of personnel and other resource constraints and shortages, illness, or travel, government or internal policies or restrictions, our operations and financial results may continue to be negatively impacted or the impact thereon may increase in scope or magnitude. Similarly, if a significant percentage of our workforce cannot work effectively due to the effects of the pandemic, our operations may be negatively affected. Because of government recommendations or orders, policies of third parties on which we rely, and social distancing recommendations or guidelines in many countries around the world, there is an increased reliance on working from home for the workforce of third parties on which we rely. It may also cause us not to timely submit required filings, including with the SEC, U.S. Food and Drug Administration (FDA), or other regulatory bodies, both in the U.S. and outside the U.S., any of which by itself may have a negative effect on our business, such as by making us ineligible to conduct an offering under a Form S-3 registration statement, which generally takes less time and is less expensive than other means, such as conducting an offering under a Form S-1 registration statement. In addition, changes impacting workforce function at the FDA and other regulatory bodies, as well as changes impacting workforce function at the facilities at which we seek to have new products approved for use, could adversely impact the timing of when our new products are cleared for marketing and approved for use, either of which could adversely impact the timing of our ability to sell these new products and could have a material and adverse effect on our revenue growth. Conversely, we may face several challenges or disruptions upon a return to the workplace if and when the pandemic subsides, including re-integration challenges by our employees and distractions to management related to such transition.

Further, disruptions in the manufacture and/or distribution of our products or in our supply chain may occur as a result of the pandemic, including for the reasons above, or other events that result in staffing shortages, production slowdowns, stoppages, or disruptions in delivery systems, any of which could materially and adversely affect our ability to manufacture and/or distribute our products, or to obtain the raw materials and supplies necessary to manufacture and/or distribute our products, in a timely manner, or at all.

We may also experience other unknown adverse impacts from the pandemic that cannot be predicted. For example, hospitals and other facilities at which we sell our products may renegotiate their purchase prices, including as a result of, or the perception they may be suffering, financial difficulty as a result of the pandemic. Similarly, facilities at which we seek to sell our products in the future may require price reductions relative to the price at which we previously expected to sell our products. Reduction in the prices at which we sell products to existing customers may have a material and adverse effect on our future financial results and reductions in the prices at which we expected to sell products to anticipated customers may have a material and adverse effect on our expectations for revenue growth.
Further, the global capital markets experienced, and we expect will continue to experience, disruption and volatility due to the pandemic, adversely impacting access to capital not only for us, but also for our customers and suppliers who need access to capital. Their inability to access capital in a timely manner, or at all, could adversely impact demand for our products and/or adversely impact our ability to manufacture and/or supply our products, any of which could have a material and adverse effect on our business.

The full extent to which the pandemic will, directly or indirectly, impact our business, results of operations and financial condition, including our sales, expenses, supply chain integrity, manufacturing capability, research and development activities, and employee-related compensation, is highly uncertain and cannot be predicted with reasonable accuracy at this time and will depend on future developments that are also highly uncertain and cannot be predicted with reasonable accuracy at this time, including, without limitation: (a) new information that may emerge concerning COVID-19, its contagiousness and/or virulence; (b) new variants of the virus that causes COVID-19 that cause more infections, spread faster or cause more severe illness than current or previous variants; (c) resurgences in COVID-19 transmission and infection following the easing or lifting of “stay-at-home” or other restrictions or following resumption of surgical procedures, whether as a result thereof, as a result of reinfection, as a result of a delay in the emergence of symptoms following infection (or reinfection) by COVID-19, or as a result of its ability to lay dormant following infection (or reinfection), and the adverse impact the foregoing may have on our business and financial condition, including because of the adverse impact on patients’ willingness to undergo procedures in which our products could be used; (d) actions required or recommended to contain or treat COVID-19, in light of any or all of the foregoing or other as-yet unanticipated developments, whether related to COVID-19 directly or indirectly; and (e) the direct and indirect economic impact, both domestically and abroad, of COVID-19 as a result of any or all of the foregoing, including actions taken by local, state, national and international governmental agencies, whether such impact affects customers, suppliers, or markets generally.

The pandemic also heightens the risks in certain of the other risk factors we face described in the 2020 10-K.

Forward-Looking Statements

The Company cautions you that statements in this report that are not a description of historical facts are forward-looking statements that are based on the Company's current expectations and assumptions. Such forward-looking statements include but are not limited to the Company’s expectations for its total revenue for the third quarter of 2021. Among the factors that could cause or contribute to material differences between the Company’s actual results and the expectations indicated by the forward-looking statements are risks and uncertainties that include, but are not limited to: the extent of the impact of the COVID-19 pandemic on the Company's business and the economy, whether as a result of the Delta or other variants, including the extent to which spine surgery procedure volumes are negatively impacted because of the cancellation or postponement of procedures, staffing shortages or other resource limitations at hospitals and other surgical centers, patient or surgeon safety concerns, government-imposed restrictions, or otherwise; surgeons’ willingness to continue to use the Company’s existing products and to adopt its newly launched products; the Company’s ability to attract new, high-quality distributors, whether as a result of perceived deficiencies in the Company’s existing product portfolio, inability to reach agreement on financial or other contractual terms, or otherwise, as well as disruption associated with restrictive covenants to which distributors are subject and potential litigation and expense associated therewith; continued pricing pressure, whether as a result of consolidation in hospital systems, competitors or others, as well as exclusion from major healthcare systems; the risk of supply shortages and the associated, potentially long-term disruption to product sales, including as a result of a limited number of third-party suppliers for other components and raw materials, or otherwise; general economic and business conditions in the markets in which the Company does business, both in the U.S. and abroad; and other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the SEC. The Company’s public filings with the SEC are available at www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date when made. The Company does not intend to revise or update any forward-looking statement set forth in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

		By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Senior Vice President, General Counsel

Date:	September 24, 2021